Exhibit 24

STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORIES,

February 14, 2002

                Each of the entities listed on SCHEDULE A attached hereto (each a “Reporting Entity”) and each party listed on SCHEDULE B attached hereto (each a “Reporting Individual”; together with the Reporting Entities, the “Reporting Persons”) hereby authorizes and designates J. Edmund Colloton and Paula Green (individually, each a “Designated Filer”), for so long as the Designated Filer is a member or employee of Deer Management Co., LLC to prepare and file on behalf of such Reporting Person individually, or jointly together with other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission or with any regulatory body, including United States federal, state and self-regulatory bodies, with respect to the Reporting Person’s ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the “Companies”).

                Each Reporting Person hereby further authorizes and designates J. Edmund Colloton and Paula Green (“Authorized Signatories”) to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of a Designated Filer or an Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

                The authority of the Designated Filer and each Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person’s ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person’s responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.

SCHEDULE A

Deer IV & Co. LLC

Bessemer Venture Partners IV L.P.

Bessec Ventures V L.P.

Bessemer Venture Investors L.P.

BVP Special Situations IV L.P.

Deer III & Co. LLC

Bessemer Venture Partners III L.P.

BVP Special Situations III L.P.

The Gabrieli Family Foundation

The Hardymon Family Limited Partnership

SCHEDULE B

Robert H. Buescher

William T. Burgin

J. Edmund Colloton

David J. Cowan

Christopher F. O. Gabrieli

Robert P. Goodman

G. Felda Hardymon

Robi L. Soni

Neill H. Brownstein

Michael I. Barach

                    In Witness Whereof, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatory to be effective as of February 14, 2002.

Reporting Persons:

February 14, 2002

/s/ Robert H. Buescher
Robert H. Buescher

February 14, 2002

/s/ William T. Burgin
William T. Burgin

February 14, 2002

/s/ J. Edmund Colloton
J. Edmund Colloton

February 14, 2002

/s/ David J. Cowan
David J. Cowan

February 14, 2002

/s/ Christopher F. O. Gabrieli
Christopher F. O. Gabrieli

February 14, 2002

/s/ Robert P. Goodman
Robert P. Goodman

February 14, 2002

/s/ G. Felda Hardymon
G. Felda Hardymon

February 14, 2002

/s/ Robi L. Soni
Robi L. Soni

February 14, 2002

The Gabrieli Family Foundation

/s/ Christopher F. O. Gabrieli
Christopher F. O. Gabrieli, Trustee

February 14, 2002
The Hardymon Family Limited Partnership

/s/ G. Felda Hardymon
G. Felda Hardymon, Trustee

February 14, 2002

Deer Partners Investment Fund LLC

	By:	Deer V & Co. LLC
Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Executive Manager

February 14, 2002
Deer IV & Co. LLC

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer

February 14, 2002

Bessemer Venture Partners IV L.P.

	By:	Deer IV & Co. LLC
Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer

February 14, 2002
Bessemer Ventures IV L.P.

	By:	Deer IV & Co. LLC
Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer

February 14, 2002
Bessemer Venture Investors L.P.

By: Deer IV & Co. LLC
Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer

February 14, 2002
BVP Special Situations IV L.P.

	By	: Deer IV & Co. LLC
Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer

February 14, 2002
Deer III & Co. LLC

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer

February 14, 2002
Bessemer Venture Partners III L.P.

	By:	Deer III & Co. LLC
Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer

February 14, 2002
BVP Special Situations III L.P.

	By:	Deer III & Co. LLC
Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Officer